As filed with the Securities and Exchange Commission on September 13, 1999.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-0560

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         JOHN HANCOCK DECLARATION TRUST
                (Name of Registrant as Specified in Its Charter)

                         JOHN HANCOCK DECLARATION TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

                                                                 October 5, 1999



Dear Declaration Contract or Certificate Owner:

I am writing to ask you to consider an important matter that will affect your annuity contract or certificate. Some or all of the value of your variable insurance contract or certificate, issued by either John Hancock Mutual Life Insurance Company or John Hancock Variable Life Insurance Company (the "insurance companies") is invested in the John Hancock V.A. International Fund (the "fund"). The insurance companies hold shares of the V.A. International Fund in separate accounts for the purpose of funding your annuity payments. For this reason, you have the right to instruct your insurance company how to vote the fund shares attributable to your variable insurance contract or certificate.

As you know, John Hancock Advisers, Inc. serves as your fund's investment adviser. John Hancock Advisers International Limited serves as a subadviser to your fund, providing the fund with investment advice. To provide the fund with additional international advisory expertise, your fund's Trustees are asking you to approve a new subadvisory contract between the adviser and Indocam International Investment Services.

Your fund's Trustees are also asking you to amend investment restrictions that limit your fund's abilities on borrowing and lending. Updating these restrictions will give your fund the flexibility of being able to borrow from other funds in the John Hancock family, rather than from banks.

No Cost to Your Fund or Change in Investment Objective Though these proposals require your vote, please be assured that your fund will not bear the cost for either the voting process or making the changes. In addition, these proposals do not in any way signal a change in your fund's investment objective. Your fund's portfolio management team will continue to seek long-term growth of capital by investing primarily in stocks of companies outside the United States.

These proposals have been unanimously approved by the fund's Board of Trustees, who believe they will benefit the fund's shareholders and, indirectly, you and your fellow holders of variable contracts or certificates based in the fund. They are detailed in the enclosed proxy statement and summarized in the questions and answers on the following pages. I suggest you read both thoroughly before voting.

Your Vote Makes a Difference!

No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed voting instruction card to the insurance company, which will vote its shares in the fund in accordance with your instructions. Your prompt response will help avoid the need for additional mailings. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800 -824-0335, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time.
I thank you for your prompt vote on this matter.

                                   Sincerely,


                                   /s/Edward J. Boudreau, Jr.
                                   --------------------------
                                   Edward J. Boudreau, Jr.
                                   Chairman and CEO



The Declaration Variable Annuity is issued by John Hancock Mutual Life Insurance Company, or its subsidiary John Hancock Variable Life Insurance
Company*, Boston, MA 02117.    *Not Licensed in New York.

Q: Who is Indocam International Investment Services?


A: Indocam International Investment Services (IIIS) is a wholly owned subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French banking group. Indocam is an indirect subsidiary of certain holding companies of Caisse Nationale de Credit Agricole, one of the largest financial and industrial groups in Europe. As of December 31, 1998, the Indocam group had over $150 billion in assets worldwide.

Indocam is a global investment firm, with a presence in financial centers around the world, including Paris, London, Frankfurt, Hong Kong, Tokyo, Singapore, New York and Boston. Based in Paris, Indocam is an asset management firm maintaining established relationships with institutional, corporate and individual investors around the world.

In addition to other management responsibilities, Indocam International Investment Services serves as a subadviser to the retail John Hancock European Equity Fund. Indocam Asia Advisers Limited, an affiliate of IIIS and subsidiary of Indocam, serves as a subadviser to the retail John Hancock Pacific Basin Equities Fund.

Q: How can the addition of Indocam International Investment Services to the portfolio management team benefit me?

A: Upon approval of the proposed new subadvisory contract, the fund's day-to-day portfolio management responsibilities will be assumed by Indocam International Investment Services. Based in Paris, a team of portfolio managers at IIIS will be able to draw on the vast investment experience of strategists, analysts and portfolio managers in Indocam's offices around the world. Your fund's Trustees believe that the investment advice and local insight IIIS will be able to provide into European and other international financial markets should benefit you and your fund.

Q: Does this change in portfolio management signify a change in the fund's investment objective and strategy?

A: No, these proposals do not in any way signal a change in your fund's investment objective or strategy. Your fund will continue to seek long-term growth of capital by investing primarily in stocks of companies outside the United States. To pursue this objective, your fund's portfolio management team will continue to identify investment opportunities by focusing on country allocation and stock selection.

Q: Will the addition of Indocam International Investment Services to the portfolio management team cause an increase in my fund's management fee?

A: No, there will be no change to your fund's management fee.

Q: Why are the fund's investment restrictions on borrowing money and making loans being amended?

A: Updating these restrictions will provide your fund with the flexibility to make loans to and borrow from other John Hancock mutual funds, rather than from banks. Your fund will likely receive more favorable loan terms and incur fewer transaction costs through interfund borrowing. Your fund also will benefit from the flexibility of being able to invest excess cash by lending to other John Hancock mutual funds. These updated policies will be consistent with other John Hancock mutual funds.


Q: Will this change affect the number of units I currently have in the V.A. International Fund? Will there be any tax implications?



A:  No.    There will be no impact to the number of units you have invested in your variable annuity and there are no tax implications.



Q:  How do I provide voting instructions ?



A:   Complete, sign and return the enclosed voting instruction card using the postage-paid envelope provided.

                      JOHN HANCOCK V.A. INTERNATIONAL FUND
                  (a series of John Hancock Declaration Trust)
                              101 Huntington Avenue
                                Boston, MA 02199


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 1, 1999


This is the formal agenda for your fund's special meeting. It tells you, as contract owners and the insurance companies that are the owners of the fund's shares, what matters will be voted on and the time and place of the meeting, in case you want to attend in person. The insurance companies will vote their fund shares as the contract owners instruct.

To the shareholders of John Hancock V.A. International Fund:

A special meeting of shareholders of your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 1, 1999 at 9:00 a.m., Eastern time, to consider the following:

1. A proposal to approve a new sub-investment management contract between John Hancock Advisers, Inc. and Indocam International Investment Services. Your board of trustees recommends that you vote FOR this proposal.

2.(a)-(b)Proposals to amend the fund's investment restrictions on borrowing money and making loans. Your board of trustees recommends that you vote FOR this proposal.

3.       Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on September 14, 1999 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card (voting instruction card). Please take a few minutes to vote now.

                                    By order of the board of trustees,

                                    /s/Susan S. Newton
                                    ------------------
                                    Susan S. Newton
                                    Secretary


October 5, 1999

                               PROXY STATEMENT OF
                      JOHN HANCOCK V.A. INTERNATIONAL FUND
                  (a series of John Hancock Declaration Trust)

This proxy statement contains the information you should know before voting on the proposals as summarized below.

Your fund will furnish without charge a copy of its most recent annual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's semiannual and annual report should direct all written requests to the attention of the fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-225-5291.

                                  INTRODUCTION

This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders of your fund. This meeting will be held at the principal executive offices of the fund, 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 1, 1999 at 9:00 a.m., Eastern time. The purpose of the meeting is to consider:

1. A proposal to approve a new sub-investment management contract between John Hancock Advisers, Inc. and Indocam International Investment Services.

2.(a)-(b) Proposals to amend the fund's investment restrictions on borrowing money and making loans.

3.        Any other business that may properly come before the meeting.

This proxy statement and the proxy card (voting instruction card) are being mailed to insurance companies and contract owners on or about October 5, 1999.

Who is Eligible to Vote?

Shareholders of record on September 14, 1999 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. This means that the insurance companies that were shareholders of record on September 14, 1999 will vote shares of the fund in accordance with contract holders' voting instructions for shares held in contract holders' accounts on that date. Each share is entitled to one vote. If you sign a voting instruction card, but do not fill in a vote, your shares will be voted "for" the proposals. If any other business comes before the meeting, contract holders' shares will be voted at the discretion of the insurance companies or the persons named as their proxies.

                                   PROPOSAL 1

                                APPROVAL OF A NEW
                       SUB-INVESTMENT MANAGEMENT CONTRACT

John Hancock Advisers, Inc. (the "adviser") serves as your fund's investment adviser and is responsible for providing the fund with a continuous investment program under an investment management contract dated August 29, 1996 (the "management contract"). The management contract was most recently approved by the shareholders of the fund at a meeting for that purpose held on August 29, 1996.

The adviser hired John Hancock Advisers International Limited ("JHAI") to serve as a sub-investment adviser to the fund under a sub-investment management contract dated August 29, 1996 (the "existing contract"). JHAI, subject to the review of the fund's trustees and the overall supervision of the adviser, provides the fund with investment advice. The existing contract was approved by the shareholders of the fund on August 29, 1996.

At a meeting of your fund's trustees held on September 14, 1999, the trustees, including all of the independent trustees (those who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), unanimously approved and voted to recommend that shareholders of your fund approve a new subadvisory contract (the "proposed contract") between the adviser and Indocam International Investment Services ("IIIS"). The form of proposed contract is attached to this proxy statement as Exhibit A.

Pursuant to the proposed contract, IIIS will serve as a co-subadviser to the fund, together with JHAI, in order to provide the fund with additional international advisory expertise. IIIS, with its principal office in Paris, France, will be able to provide the fund with investment advice and local insight into European and other international financial markets.

Approval of the proposed contract will not result in any increase in fees payable by the fund. As with JHAI under the existing contract, the adviser will be solely responsible for paying the subadvisory fee to IIIS under the proposed contract.

Under the proposed contract, IIIS will provide the fund with advice and recommendations regarding the fund's investments. IIIS will also provide the fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets.

Indocam International Investment Services

IIIS is organized under the laws of France and is a wholly owned subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French banking group. Indocam is an indirect subsidiary of certain holding companies of Caisse Nationale de Credit Agricole ("CNCA"), one of the largest financial and industrial groups in Europe. As of December 31, 1998, the Indocam group had over $150 billion in assets worldwide.

IIIS currently serves as investment adviser to The France Growth Fund, Inc., a registered closed-end investment company. In addition, IIIS serves as subadviser to three open-end investment companies (mutual funds): BNY Hamilton International Equity Fund, Victory International Growth Fund and John Hancock European Equity Fund. For each fund managed or subadvised by IIIS with a similar investment objective, the asset size and the fee rate payable to them are as follows:

--------------------------------------------------------------------------------
                                Fund
Fund                            Assets*     Fee Rate
--------------------------------------------------------------------------------

BNY Hamilton International      $7.7        0.425% of average daily net assets
Equity Fund                     million     (Sub-investment management fee)
Victory International Growth    $133        0.55% of average daily net assets
Fund                            million     (Sub-investment management fee)
*As of June 30, 1999.

Although IIIS operates on a fully independent basis and makes its own investment decisions in rendering investment advice, it has access to the extensive research and other resources of CNCA's group of affiliated entities. The investment personnel of IIIS also are employed by and act as investment personnel for Indocam and/or Indocam Hong Kong Limited, an affiliate of IIIS that serves as adviser to certain Asian country funds.
The address of IIIS is 90 Boulevard Pasteur, Paris, France 75015.

The principal executive officer and the directors of IIIS are listed below, along with their principal occupations.

--------------------------------------------------------------------------------
Name*                                    Principal Occupation
--------------------------------------------------------------------------------
Jean-Claude Kaltenbach                   Chairman and Chief Executive Officer
Principal Executive Officer, Chairman    of IIIS.
--------------------------------------------------------------------------------
Ian Gerald McEvatt                       Managing Director and Chief Investment
Director                                 Officer of Indocam Hong Kong Ltd.
--------------------------------------------------------------------------------
Claude Rene Doumic                       Chairman of Societe de Port de Tanger
Director                                 (closed-end fund).
--------------------------------------------------------------------------------
Didier Guyot de la Pommeraye             International Development for Indosuez
Director                                 Asset Management.
--------------------------------------------------------------------------------
Charles Denis Jules Vergnot              Chairman of Danubexsa.
Director
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Eric Harrison Jostrom                    Chief Executive Officer and Chief
Director                                 Investment Officer of Constitution
                                         Management Company, Inc.
--------------------------------------------------------------------------------
* The business address of each person listed is 90 Boulevard Pasteur, Paris, France 75015.

The Adviser

The adviser is a wholly owned subsidiary of The Berkeley Financial Group, Inc. (the "Berkeley Group"), which is a wholly owned subsidiary of John Hancock Subsidiaries, Inc., which is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company (the "Insurance Company"). The adviser currently has more than $30 billion assets under management in its capacity as investment adviser to the fund and other funds in the John Hancock Group of Funds as well as other institutional accounts.

The principal executive officer and the directors of the adviser are listed below, along with their principal occupations.

--------------------------------------------------------------------------------
Name and Address                         Principal Occupation
--------------------------------------------------------------------------------
Edward J. Boudreau, Jr.                  Chairman and Chief Executive Officer
Principal Executive Officer, Chairman    of the adviser, the Berkeley Group,
101 Huntington Avenue                    John Hancock Funds, Inc., Transamerica
Boston, MA 02199                         Fund Management Company, Sovereign
                                         Asset Management Corporation, NM
                                         Capital Management, Inc., JHAI and
                                         First Signature Bank & Trust Company;
                                         Director of John Hancock Insurance
                                         Agency, Inc. and John Hancock Advisers
                                         International (Ireland) Ltd.
--------------------------------------------------------------------------------
Foster L. Aborn                          Director of John Hancock Insurance
Director                                 Agency, Inc., John Hancock Capital
John Hancock Place                       Growth Management, Inc., the Berkeley
P.O. Box 111                             Group, the adviser, John Hancock
Boston, MA 02117                         Funds, Inc., Independence Investment
                                         Associates, Inc., the Insurance
                                         Company, John Hancock Capital
                                         Corporation and John Hancock
                                         Subsidiaries, Inc.
--------------------------------------------------------------------------------
Stephen L. Brown                         Chairman and Chief Executive Officer
Director                                 of the Insurance Company; Director of
John Hancock Place                       John Hancock Insurance Agency, Inc.,
P.O. Box 111                             the Berkeley Group, the adviser, John
Boston, MA 02117                         Hancock Funds, Inc. and John Hancock
                                         Subsidiaries, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
David F. D'Alessandro                    Director of John Hancock Insurance
Director                                 Agency, Inc., the adviser, the
John Hancock Place                       Berkeley Group, John Hancock Funds,
P.O. Box 111                             Inc., John Hancock Subsidiaries, Inc.;
Boston, MA 02117                         Chairman and Director, John Hancock
                                         Variable Life Insurance Company and
                                         John Hancock Mutual Life Insurance
                                         Company of America; Director,
                                         President and Chief Operating Officer
                                         of the Insurance Company.
--------------------------------------------------------------------------------
John M. DeCiccio                         Director of John Hancock Insurance
Director                                 Agency, Inc., the Berkeley Group, the
John Hancock Place                       adviser, John Hancock Funds, Inc. and
P.O. Box 111                             the Insurance Company.
Boston, MA 02117
--------------------------------------------------------------------------------
William C. Fletcher                      President and Director of Independence
Director                                 Investment Associates, Inc.; Director
John Hancock Place                       of Independence International
P.O. Box 111                             Associates, Inc., John Hancock
Boston, MA 02117                         Insurance Agency, Inc., the Berkeley
                                         Group, the adviser, John Hancock
                                         Funds, Inc., Hancock Natural Resource
                                         Group, Inc., Hancock Energy Resources
                                         Management, Inc.; Chairman and
                                         Director of JHM Capital Management,
                                         Inc.
--------------------------------------------------------------------------------
Maureen R. Ford                          President of broker/dealer
Director                                 distribution of the Insurance Company;
101 Huntington Avenue                    Director of the adviser, the Berkeley
Boston, MA 02199                         Group, John Hancock Funds, Inc.;
                                         President and Director of John Hancock
                                         Insurance Agency, Inc.
--------------------------------------------------------------------------------
Anne C. Hodsdon                          Director, President and Chief
Director, President, Chief Operating     Operating Officer of the adviser and
Officer and Chief Investment Officer     the Berkeley Group; Director and
101 Huntington Avenue                    Executive Vice President of John
Boston, MA 02199                         Hancock Funds, Inc.; President and
                                         Director of NM Capital Management,
                                         Inc, Sovereign Asset Management
                                         Corporation and Transamerica Fund
                                         Management Company; Director of John
                                         Hancock Insurance Agency, Inc., John
                                         Hancock International (Ireland) Ltd.
                                         and JHAI.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
David A. King                            Chief Executive Officer, President and
Director                                 Director of John Hancock Signature
John Hancock Place                       Services, Inc.; Chairman of Networking
P.O. Box 111                             Insurance Agency; Vice Chairman of
Boston, MA 02117                         First Signature Bank & Trust; Director
                                         of John Hancock Insurance Agency,
                                         Inc., the adviser, the Berkeley Group
                                         and John Hancock Funds, Inc.; Senior
                                         Vice President of the Insurance
                                         Company.
--------------------------------------------------------------------------------
Jeanne M. Livermore                      Director of John Hancock Insurance
Director                                 Agency, Inc., the Berkeley Group, the
John Hancock Place                       adviser, John Hancock Funds, Inc., and
P.O. Box 111                             JHAI; Senior Vice President of the
Boston, MA 02117                         Insurance Company.
--------------------------------------------------------------------------------
Thomas E. Moloney                        Chief Financial Officer of the
Director                                 Insurance Company; Director of John
John Hancock Place                       Hancock Insurance Agency, Inc., the
P.O. Box 111                             adviser, the Berkeley Group, John
Boston, MA 02117                         Hancock Funds, Inc., John Hancock
                                         Realty   Services   and  John   Hancock
                                         Capital  Corporation;  Chairman of John
                                         Hancock  Property & Casualty;  Director
                                         and  Chief  Financial  Officer  of John
                                         Hancock  Subsidiaries,  Inc.;  Director
                                         and Chairman of John Hancock  Signature
                                         Services, Inc.
--------------------------------------------------------------------------------
Richard S. Scipione                      General Counsel of the Insurance
Director                                 Company; Director of John Hancock
John Hancock Place                       Insurance Agency, Inc., Sovereign
P.O. Box 111                             Asset Management Corporation, NM
Boston, MA 02117                         Capital Management, Inc., the Berkeley
                                         Group, the adviser, John Hancock
                                         Funds, Inc. and Signator Investors,
                                         Inc.
--------------------------------------------------------------------------------
Robert H. Watts                          Executive Vice President of Signator
Director                                 Investors, Inc.; Senior Vice President
John Hancock Place                       of the Insurance Company; Director of
P.O. Box 111                             John Hancock Insurance Agency, Inc.,
Boston, MA 02117                         the Berkeley Group, the adviser and
                                         JHAI.
--------------------------------------------------------------------------------

John Hancock Advisers International Ltd.

JHAI is a wholly owned subsidiary of the adviser and currently manages more than $400 million in assets.

The principal executive officer and the directors of JHAI are listed below, along with their principal occupations.

--------------------------------------------------------------------------------
Name and Address                         Principal Occupation
--------------------------------------------------------------------------------
Edward J. Boudreau, Jr.                  Chairman and Chief Executive Officer
Chairman                                 of the adviser, the Berkley Group,
101 Huntington Avenue                    John Hancock Funds, Inc., Transamerica
Boston, MA 02199                         Fund Management Company, Sovereign
                                         Asset Management Corporation, NM
                                         Capital Management, Inc., JHAI and
                                         First Signature Bank & Trust Company;
                                         Director of John Hancock Insurance
                                         Agency, Inc. and John Hancock Advisers
                                         International (Ireland) Ltd.
--------------------------------------------------------------------------------
John L. Wills                            Managing Director and Director of
Managing Director                        JHAI; Senior Vice President of
Duke's Court, 6th Floor                  adviser; Director of John Hancock
32-36 Duke Street St. James's            Advisers International (Ireland) Ltd.
London SWIY6DF
--------------------------------------------------------------------------------
Anne C. Hodsdon                          Director, President and Chief
Director                                 Operating Officer of the adviser and
101 Huntington Avenue                    the Berkeley Group; Director and
Boston, MA 02199                         Executive Vice President of John
                                         Hancock Funds, Inc.; President and
                                         Director of NM Capital Management,
                                         Inc, Sovereign Asset Management
                                         Corporation and Transamerica Fund
                                         Management Company; Director of John
                                         Hancock Insurance Agency, Inc., John
                                         Hancock International (Ireland) Ltd.
                                         and JHAI.
--------------------------------------------------------------------------------
Jeanne M. Livermore                      Director of John Hancock Insurance
Director                                 Agency, Inc., the Berkeley Group, the
John Hancock Place                       adviser, John Hancock Funds, Inc., and
P.O. Box 111                             JHAI; Senior Vice President of the
Boston, MA 02117                         Insurance Company.
--------------------------------------------------------------------------------
Robert H. Watts                          Executive Vice President of Signator
Director                                 Investors, Inc.; Senior Vice President
John Hancock Place                       of the Insurance Company; Director of
P.O. Box 111                             John Hancock Insurance Agency, Inc.,
Boston, MA 02117                         the Berkeley Group, the adviser and
                                         JHAI.
--------------------------------------------------------------------------------

The Proposed and Existing Contracts

The following is a summary of the material terms of the proposed and existing contracts. In describing the proposed contract, this summary is qualified by reference to the form of proposed contract attached to this proxy statement as Exhibit A.

Compensation. The existing contract and the proposed contract (collectively, the "contracts") provide that JHAI or IIIS, as the case may be, is required to pay all expenses that it incurs in connection with the performance of its duties under the contract. The contracts also provide that the adviser, not the fund, will pay the subadvisory fees.

The proposed contract requires the adviser to pay quarterly to IIIS a subadvisory fee, which is accrued daily and on an annual basis is equal to 55% of the gross management fee received by the adviser with respect to the fund's average daily net assets.

The existing contract requires the adviser to pay JHAI a subadvisory fee, which is accrued daily, equal on an annual basis to 70% of the fund's gross management fee received by adviser . For the fund's fiscal year ended December 31, 1998, the adviser paid JHAI $32,611 in subadvisory fees.

If the proposed contract is approved by the fund's shareholders, JHAI will voluntarily limit its subadvisory fee to 0.05% of the fund's average daily net assets effective December 2, 1999 or such later date as determined by the officers of the fund.

Term. If approved by shareholders of the fund, the proposed contract will take effect as of December 1, 1999 and will remain in effect until December 1, 2001. Thereafter, the proposed contract will continue in effect from year to year subject to the annual approval of its continuance as described below under "Provisions Contained in Both Contracts and in the Management Contract."

Provisions Contained in Both Contracts and in the Management Contract

Limitation of Liability. The management and the subadvisory contracts provide that the adviser, JHAI and IIIS are not liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the matters to which the respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the applicable adviser, JHAI or IIIS in the performance of its duties or from the reckless disregard of its obligations and duties under the contracts.

Termination, Continuance and Amendment. Except as described above for the proposed contract, each contract continues from year to year subject to annual approval of its continuance by a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) your fund's trustees, or (b) a majority of your fund's outstanding voting securities, as defined in the 1940 Act. Each contract may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of the fund's outstanding voting securities, or by the adviser, JHAI or IIIS, as the case may be. Each contract terminates automatically in the event of its assignment or in the event that the adviser ceases to act as the fund's investment adviser.

Use of Name "John Hancock." Under the management contract and the existing contract, if the adviser ceases to act as the fund's investment adviser, the fund (to the extent that it lawfully can) must cease to use the name "John Hancock V.A. International Fund" or any name derived from the name "John Hancock" or any other name indicating that the fund is advised by or otherwise associated with the adviser.

The Management Contract

Under the management contract, the adviser, subject to the direction of the trustees, provides the fund with a continuous investment program for the management of its assets, consistent with the fund's investment objective and policies. The adviser furnishes the fund with advice and recommendations consistent with the investment policies of the fund regarding the purchase, holding and disposition of portfolio securities. The adviser:

o advises the fund in connection with policy decisions to be made by the trustees;

o furnishes the fund with research, economic and statistical data in connection with the fund's investments and policies;

o provides day-to-day administration;

o investigates and conducts relations with issuers of securities to be purchased by the fund;

o provides required reports and recommendations to the trustees and maintains the records of the fund; and

o assists the fund in any negotiations relating to the fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors.

The adviser provides the fund with office space, supplies and other facilities required for the business of the fund. The adviser pays the compensation of all officers and employees of the fund and pays the expenses of clerical services related to the administration of the fund. Other than expenses specifically assumed by the adviser, all expenses incurred in the continuing operation of the fund are borne by the fund, including fees of the independent trustees and all fees of lawyers and accountants.

The Fund pays an investment management fee to the adviser approximately equivalent on an annual basis to 0.90% of the fund's average daily net assets. During the fiscal year ended December 31, 1998, the fund's management fees totaled $49,454. [The adviser has agreed to reduce the fund's other expenses payable, excluding management fees, in order to limit other expenses to 0.25% of the fund's average daily net asset. This agreement may not be modified or discontinued by the adviser at least until May 1, 2000.]

Analysis of Proposal and Review of Trustees

The trustees have determined that the terms of the proposed contract are fair and reasonable. In approving the proposed contract and recommending its approval by the shareholders of the fund, the trustees, including the independent trustees, considered the best interest of the shareholders of the fund and took into account all factors they deemed relevant.

In evaluating the proposed contract, the trustees carefully reviewed materials furnished by the adviser relating to IIIS and its affiliates and their personnel, operations and financial condition. The trustees considered the extensive international investment management expertise of IIIS as beneficial to the fund. The trustees also deemed important the favorable history, reputation and qualification of IIIS' parent company, Credit Agricole, and the level of resources available to IIIS through Credit Agricole and its subsidiaries in providing investment subadvisory services to the fund. Additionally, the trustees considered that JHAI will voluntarily agree to limit its subadvisory fee to 0.05% of the fund's average daily net assets effective as of December 1, 1999 or such later date as determined by the officers of the fund. Other factors deemed important by the trustees in making their recommendation are (i) the possibility of benefits that may be realized by the fund as a result of IIIS serving as the fund's investment subadviser; and (ii) other factors deemed relevant by the trustees.

The trustees also considered possible benefits to IIIS under the proposed contract, including the ability of IIIS (a) to cause the fund to execute securities transactions with brokers that are affiliated with Credit Agricole, subject to compliance with the requirements of the 1940 Act and procedures adopted by, and with the oversight of, the trustees and (b) to obtain soft dollar brokerage and research services from brokers that are not affiliated with Credit Agricole who effect securities transactions on behalf of the fund. Throughout the review process the independent trustees were advised by their independent legal counsel, who was not counsel to the trust, the adviser, JHAI or IIIS.

Trustees' Evaluation and Recommendation

The trustees, including all of the independent trustees, by a vote cast at a meeting held on September 14, 1999 unanimously approved and voted to recommend to the shareholders of the fund that they adopt the proposed contract. If the shareholders of the fund approve the proposed contract, the proposed contract will take effect as of December 1, 1999.

The trustees of your fund recommend that the shareholders of your fund vote "for" the proposed contract.

                             PROPOSALS 2(a) AND 2(b)

               AMENDMENTS TO THE FUND'S INVESTMENT RESTRICTIONS ON
                        BORROWING MONEY AND MAKING LOANS

The adviser and your fund's board of trustees recommend that the following changes be made to your fund's fundamental investment restrictions on borrowing money and making loans. These changes will provide your fund with the flexibility to make loans to and borrow from other John Hancock mutual funds. We are asking you to vote on these changes because the restrictions are fundamental and may be changed only with shareholder approval. Before any John Hancock mutual fund can engage in interfund borrowing, it will require an exemptive order from the Securities and Exchange Commission. Your fund currently does not have such an order, but would like the flexibility to seek one.

The adviser expects that you will benefit from the proposed changes to your fund's fundamental investment restrictions. Your fund will benefit from the flexibility of being able to borrow money from other funds in the John Hancock family, rather than from banks. In addition, your fund will likely receive more favorable loan terms and incur fewer transaction costs through interfund borrowing. Your fund also will benefit from the flexibility of being able to invest excess cash by making loans to other John Hancock mutual funds. In addition, the borrowing restrction will be liberalized to the extent permitted under the 1940 Act, consistent with other John Hancock mutual funds.

Proposed Amendments to Investment Restrictions

The table below sets forth the fund's current fundamental restrictions on borrowing money and making loans in the left hand column and the proposed amended restrictions in the right hand column.




                                  Proposal 2(a)

 ----------------------------------------- -----------------------------------------
     Current Fundamental Restriction           Amended Fundamental Restriction
 ----------------------------------------- -----------------------------------------
 The Fund may not borrow money, except     The fund may not borrow money, except:
 for the following extraordinary or        (i) for temporary or short-term
 emergency purposes: (i) from banks for    purposes or for the clearance of
 temporary or short-term purposes or for   transactions in amounts not to exceed
 the clearance of; (ii) in connection      33 1/3% of the value of the fund's
 with the redemption of Fund shares or     total assets (including the amount
 to finance failed settlements of          borrowed) taken at market value; (ii)
 portfolio trades without immediately      in connection with the redemption of
 liquidating portfolio securities or       fund shares or to finance failed
 other assets; and (iii) in order to       settlements of portfolio trades without
 fulfill commitments or plans to           immediately liquidating portfolio
 purchase additional securities pending    securities or other assets; (iii) in
 the anticipated sale of other portfolio   order to fulfill commitments or plans
 securities or assets, but only if after   to purchase additional securities
 each such borrowing there is asset        pending the anticipated sale of other
 coverage of at least 300% as defined in   portfolio securities or assets; (iv) in
 the 1940 Act.  For purposes of this       connection with entering into reverse
 investment restriction, the deferral of   repurchase agreements and dollar rolls,
 trustees' fees and transactions in        but only if after each such borrowing
 short sales, futures contracts and        there is asset coverage of at least
 options on futures contracts,             300% as defined in the 1940 Act; and
 securities or indices and forward         (v) as otherwise permitted under the
 commitment transactions shall not         1940 Act.  The fund may borrow money
 constitute borrowing.  This restriction   from other investment companies managed
 does not apply to transactions in         or distributed by the fund's investment
 reverse repurchase agreements in          adviser or any affiliate of the
 amounts not to exceed 33 1/3% of the      investment adviser.  For purposes of
 value of the fund's total assets          this investment restriction, the
 (including the amount borrowed) taken     deferral of trustees' fees and
 at market value.                          transactions in all types of derivative
                                           transactions are not considered to be
                                           borrowing.
 ----------------------------------------- -----------------------------------------


                                       13



                                  Proposal 2(b)

 ----------------------------------------- -----------------------------------------
     Current Fundamental Restriction           Amended Fundamental Restriction
 ----------------------------------------- -----------------------------------------
  The Fund may not make loans, except       The Fund may not make loans, except
 that the Fund (1) may lend portfolio      that the Fund may (i) purchase or hold
 securities in accordance with the         debt instruments in accordance with the
 Fund's investment policies up to 33       Fund's investment policies, (ii) make
 1/3% of the Fund's total assets taken     loans to other investment companies
 at market value, (2) enter into           managed or distributed by the fund's
 repurchase agreements, and (3) purchase   investment adviser or any affiliate of
 all or a portion of an issue of debt      the investment adviser, and (iii) make
 securities, bank loan participation       loans of portfolio securities provided
 interests, bank certificates of           that as a result no more than 33 1/3%
 deposit, bankers' acceptances,            of the Fund's total assets taken at
 debentures or other securities, whether   current value would be so loaned.  The
 or not the purchase is made upon the      Fund does not, for this purpose,
 original issuance of the securities.      consider the purchase of repurchase
                                           agreements, bank certificates of
                                           deposit, bank loan participation
                                           agreements, bankers' acceptances, a
                                           portion of an issue of publicly
                                           distributed bonds, debentures or other
                                           securities, whether or not the purchase
                                           is made upon the original issuance of
                                           the securities, to be the making of a
                                           loan.
 ----------------------------------------- -----------------------------------------

Board Evaluation and Recommendation

The trustees believe that the proposed amendments to the fund's investment restrictions will more clearly reflect current regulatory practice and will expand the borrowing and lending opportunities available to the fund. Accordingly, the trustees recommend that you approve the proposals to change the fund's fundamental investment restrictions as described above.

Each proposal will be voted on separately, so that if the required approval of a change to a restriction is not obtained, the existing investment restriction will continue in effect.

The trustees of your fund recommend that the shareholders of your fund vote "for" the proposals to amend the fund's investment restrictions.


                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote for each proposal. Approval of each proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means with respect to each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy,

         or

(2)      more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

Contract owners use the voting instruction card as a ballot to give the insurance company voting instructions for those shares attributable to the variable contract as of the record date. When the contract owner completes the voting instruction card and sends it to the insurance company, the insurance company votes its proxy in accordance with the contract owner's instructions. If the contract owner completes and signs the voting instruction card, the shares attributable to the variable contract will be voted as instructed. If the contract owner merely signs and returns the card, the life insurance company will vote those shares in favor of the proposal. If the contract owner does not return the card, the life insurance company will vote those shares in the same proportion as shares for which instructions were received from other contract owners.

Shares of the fund that are not attributable to variable contracts will be represented and voted by one of the insurance companies in the same proportion as the voting instructions received from contract owners. These shares include shares purchased with contributions made as seed capital to the fund by the adviser.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of the adviser, the fund's principal distributor, John Hancock Funds, Inc., and the fund's transfer agent, John Hancock Signature Services, Inc., or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services at a cost of approximately $400, which will be paid by the adviser.

The mailing address of the fund, the adviser and John Hancock Funds is 101 Huntington Avenue, Boston, Massachusetts, 02199.

Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000,

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wants to vote in person, by notifying the secretary of the fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Contract owners may revoke their voting instructions at any time before the proxy is voted by the life insurance company by following the procedures outlined above for revoking proxies.

Outstanding Shares and Quorum

As of September 14, 1999, _____________ shares of beneficial interest of the fund were outstanding. Only shareholders of record on September 14, 1999 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

The fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

The Fund may arrange to have contract owner votes recorded by telephone by following the procedures outlined above for telephone voting.

                        OWNERSHIP OF SHARES IN THE FUNDS

To the knowledge of the fund, as of September 14, 1999, the following persons owned of record or beneficially 5% or more of the outstanding shares of your fund.

--------------------------------------------------------------------------------
Name and Address                                  Number of Shares Owned
--------------------------------------------------------------------------------

                                   Exhibit A

                         JOHN HANCOCK DECLARATION TRUST

                      John Hancock V.A. International Fund



                       Sub-Investment Management Contract












                                                          Dated December 1, 1999

                           JOHN HANCOCK ADVISERS, INC.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199


                         JOHN HANCOCK DECLARATION TRUST
                     - John Hancock V.A. International Fund
                              101 Huntington Avenue
                           Boston, Massachusetts 02199


                    INDOCAM INTERNATIONAL INVESTMENT SERVICES
                              90 Boulevard Pasteur
                               Paris, FRANCE 75015


                       Sub-Investment Management Contract


Ladies and Gentlemen:

         John Hancock Declaration Trust (the "Trust") has been organized as a business trust under the laws of The Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest may be classified into series, each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. As of the date hereof, the Trust has fourteen series of shares, representing interests in John Hancock V.A. Bond Fund, John Hancock V.A. Large Cap Growth Fund, John Hancock V.A. Small Cap Growth Fund, John Hancock V.A. 500 Index Fund, John Hancock V.A. Financial Industries Fund, John Hancock V.A. Large Cap Value Fund, John Hancock V.A. High Yield Bond Fund, John Hancock V.A. Core Equity Fund, John Hancock V.A. International Fund, John Hancock V.A. Money Market Fund, John Hancock V.A. Regional Bank Fund, John Hancock V.A. Sovereign Investors Fund, John Hancock V.A. Mid Cap Growth Fund, and John Hancock V.A. Strategic Income Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the John Hancock V.A. International Fund (the "Fund"), and to provide certain other services, under the terms and conditions provided in the Investment Management Contract, dated August 29, 1996, between the Trust, the Fund and the Adviser (the "Investment Management Contract").

         The Adviser and the Trustees have selected Indocam International Investment Services (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below, and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions hereinafter set forth. The Sub-Adviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Accordingly, the Trust, on behalf of the Fund, and the Adviser agree with the Sub-Adviser as follows:

1. Delivery of Documents. The Trust has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:

         (a) Declaration of Trust of the Trust, dated November 15, 1995, as amended from time to time (the "Declaration of Trust");

         (b) By-Laws of the Trust as in effect on the date hereof;

         (c) Resolutions of the Trustees approving the form of this Agreement by and among the Adviser, the Sub-Adviser and the Trust, on behalf of the Fund;

         (d) Resolutions of the Trustees selecting the Adviser as investment adviser for the Fund and approving the form of the Investment Management Contract;

         (e) the Investment Management Contract;

         (f) the Fund's portfolio compliance checklists;

         (g) the Fund's current Registration Statement, including the Fund's Prospectus and Statement of Additional Information; and

         (h) the Fund's Code of Ethics.

         The Trust will  furnish to the  Sub-Adviser  from time to time  copies,
properly  certified  or  otherwise  authenticated,   of  all  amendments  of  or
supplements to the foregoing, if any.

2. Investment Services. The Sub-Adviser will use its best efforts to provide to the Fund continuing and suitable investment advice with respect to investments, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information. In the performance of the Sub-Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Sub-Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Registration Statement of the Trust, on behalf of the Fund, as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Sub-Adviser will, have investment discretion with respect to the Fund and will at its own expense:

         (a) furnish the Adviser and the Fund with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options;

         (b) furnish the Adviser and the Fund with advice as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised, the Fund having the responsibility to exercise such voting and other rights;

         (c) furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

         (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

         (e)  subject  to  prior  consultation  with  the  Adviser,   engage  in
negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

         (f) consistent with provisions of Section 7 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser or the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect and furnished to the Sub-Adviser from time to time;

         (g) from time to time or at any time requested by the Adviser or the Trustees, make reports to the Adviser or the Trust of the Sub-Adviser's performance of the foregoing services;

         (h) subject to the supervision of the Adviser, maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, and preserve such records for the periods prescribed therefor by the 1940 Act (the Sub-Adviser agrees that such records are the property of the Trust and copies will be surrendered to the Trust promptly upon request therefor);

         (i) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund, and advise the Adviser on the same day such instructions are given; and

         (j) cooperate generally with the Fund and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Form N-1A, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States agencies responsible for tax matters, and other reports and filings of like nature.

3. Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.

4. Expenses of the Fund Not Paid by the Sub-Adviser. The Sub-Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Sub-Adviser will not be required to pay under this Agreement:

         (a) the compensation and expenses of Trustees and of independent advisers, independent contractors, consultants, managers and other agents employed by the Trust or the Fund other than through the Sub-Adviser;

         (b) legal, accounting and auditing fees and expenses of the Trust or the Fund;

         (c) the fees and disbursements of custodians and depositories of the Trust or the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

         (d) taxes and governmental fees assessed against the Trust or the Fund's assets and payable by the Trust or the Fund;

         (e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Trust or the Fund except that the Sub-Adviser shall bear the costs of providing the information referred to in Section 2(j) to the Adviser;

         (f) brokers' commissions and underwriting fees; and

         (g) the expense of periodic calculations of the net asset value of the shares of the Fund.

5. Compensation of the Sub-Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser as herein provided for the Fund, the Adviser will pay the Sub-Adviser quarterly, in arrears, a fee at the annual rate of 55% of the investment advisory fee received by the Adviser.


         The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Sub-Adviser will receive a pro rata portion of such fee for any periods in which the Sub-Adviser advises the Fund less than a full quarter. Fund shall not be liable to the Sub-Adviser for the Sub-Adviser's compensation hereunder. Calculations of the Sub-Adviser's fee will be based on average net asset values as provided by the Adviser.

         In addition to the foregoing, the Sub-Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by it. Any such fee reduction or undertaking may be discontinued or modified by the Sub-Adviser at any time.

6. Other Activities of the Sub-Adviser and Its Affiliates. Nothing herein contained shall prevent the Sub-Adviser or any associate of the Sub-Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, understood that officers, directors and employees of the Sub-Adviser or its affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Sub-Adviser or its affiliates and to said affiliates themselves.

7. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its investment management subsidiaries nor any of such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission, except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. The Sub-Adviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Sub-Adviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction.

         Nothing herein contained shall limit or restrict the Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Trust and Fund acknowledge the Sub-Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Sub-Adviser shall have no obligation to acquire with respect to the Fund, a position in any investment which the Sub-Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Sub-Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

8. No Partnership or Joint Venture. The Trust, the Fund, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

9. Name of the Trust and the Fund. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement remains in effect. At such time as this Agreement shall no longer be in effect, the Trust and the Fund will (to the extent that they lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name John Hancock V.A. International Fund through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the nonexclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

10. Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Sub-Adviser, who may be or become an employee of and paid by the Trust or the Fund shall be deemed, when acting within the scope of his employment by the Trust or the Fund, to be acting in such employment solely for the Trust or the Fund and not as the Sub-Adviser's employee or agent.

11. Duration and Termination of this Agreement. This Agreement shall remain in force until June 30, 2001, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser, or (other than as Board members) of the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the Trust or the Fund by vote of a majority of the outstanding voting securities of the Fund, by the Trustees, the Adviser or the Sub-Adviser. Termination of this Agreement with respect to the Fund shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Sub-Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment or upon termination of the Investment Management Contract. In interpreting the provisions of this Section 11, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" or "voting security"), shall be applied.

12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser, or (other than as Board members) of the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

13. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

14. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

15. Miscellaneous. (a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock Declaration Trust is the designation of the Trustees under the Declaration of Trust dated November 15, 1995, as amended from time to time. The Declaration of Trust has been filed with the Secretary of The Commonwealth of Massachusetts. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Trust or the Fund shall not be liable for the obligations of any other series of the Trust. (b) Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments.

                               Yours very truly,

                               JOHN HANCOCK DECLARATION TRUST
                               on behalf of John Hancock V.A. International Fund

                               By:  ______________________________________
                                              President

The foregoing contract is hereby agreed to as of the date hereof.

JOHN HANCOCK ADVISERS, INC.

By: ______________________________________
    Vice Chairman and Chief Investment Officer

INDOCAM INTERNATIONAL INVESTMENT SERVICES

By: ____________________________
Name:
Title:

                              VOTE THIS CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

                                          These voting instructions will be used
                                        by the Insurance companies in connection
                                  with a solicitation of proxies by the trustees
                                                                    of the Fund.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

JOHN HANCOCK V.A. INTERNATIONAL FUND
A series of John Hancock Declaration Trust

The undersigned, revoking previous instructions, hereby instructs the above referenced insurance companies to vote all the shares of beneficial interest of John Hancock V.A. International Fund ("V.A. International Fund") attributable to the undersigned's variable annuity contract at the Special Meeting of Shareholders (the Meeting") of V.A. International Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on Wednesday, December 1, 1999 at 9:00 a.m. eastern time, and any adjournment(s) of the Meeting. Receipt of the Proxy Statement dated December 5, 1999 is hereby acknowledged. If not revoked, this card shall be voted for the proposals.

Thomas J. Lee and Michele G. Van Lear, and each of them, with power of substitution in each, are hereby instructed to vote the shares held in the fund portfolio attributable to the undersigned at the special meeting of shareholders and at any adjournment thereof, as specified on the reverse side.


Date___________________________________,


o Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

o Please sign exactly as your name or names appear left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

o If a Corporation, please sign in full corporate name by president or other authorized officer.

o If a partnership, please sign in partnership name by authorized person


----------------------------------------
Signature

                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

                      John Hancock V.A. International Fund

                       Special Meeting of Shareholders to
                          be held on December 1, 1999

Indicate you voting instructions below by filing in the appropriate boxes using blue or black ink or dark pencil.

This voting instruction card, if properly executed, will be voted in the manner directed by the contract owner. If this voting instruction is executed and no direction is made, this voting instruction will be voted or all proposals and in the discretion of the insurance company upon such other business as may properly come before the meeting.

             Please vote by filling in the appropriate boxes below

1 To approve a new sub-investment management contract between John Hancock Advisers, Inc. and Indocam International Investment Services.

        FOR         AGAINST        ABSTAIN

       [   ]         [   ]          [   ]

2(a)   To amend the fund's investment restriction on borrowing money.

        FOR         AGAINST        ABSTAIN

       [   ]         [   ]          [   ]

2(b)   To amend the fund's investment restriction on making loans.

        FOR         AGAINST        ABSTAIN

       [   ]         [   ]          [   ]


           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD